Warner Bros. Discovery to Separate into Two Leading Media Companies Enhanced Strategic Focus and Flexibility Will Better Position Storied Brands Across Entertainment, Sports and News to Drive Shareholder Value June 9, 2025 – New York – Warner Bros. Discovery (NASDAQ: WBD) (the “Company,” “WBD,” “we,” “us,” “our”) today announced plans to separate the company, in a tax-free transaction, into two publicly traded companies, enabling each to maximize its potential. The Streaming & Studios company will consist of Warner Bros. Television, Warner Bros. Motion Picture Group, DC Studios, HBO, and HBO Max, as well as their legendary film and television libraries. Global Networks will include premier entertainment, sports and news television brands around the world including CNN, TNT Sports in the U.S., and Discovery, top free-to-air channels across Europe, and digital products such as the profitable Discovery+ streaming service and Bleacher Report (B/R). David Zaslav, President and CEO of Warner Bros. Discovery, will serve as President and CEO of Streaming & Studios. Gunnar Wiedenfels, CFO of Warner Bros. Discovery, will serve as President and CEO of Global Networks. Both will continue in their present roles at WBD until the separation. “The cultural significance of this great company and the impactful stories it has brought to life for more than a century have touched countless people all over the world. It’s a treasured legacy we will proudly continue in this next chapter of our celebrated history,” said Zaslav. “By operating as two distinct and optimized companies in the future, we are empowering these iconic brands with the sharper focus and strategic flexibility they need to compete most effectively in today’s evolving media landscape.” “This separation will invigorate each company by enabling them to leverage their strengths and specific financial profiles. This will also allow each company to pursue important investment opportunities and drive shareholder value," said Wiedenfels. "At Global Networks, we will focus on further identifying innovative ways to work with distribution partners to create value for both linear and streaming viewers globally while maximizing our network assets and driving free cash flow.” “We committed to shareholders to identify the best strategy to realize the full value of our exciting portfolio of assets, and the Board believes this transaction is a great outcome for WBD shareholders,” added Samuel A. Di Piazza, Jr., Chair of the Warner Bros. Discovery Board of

Directors. “This announcement reflects the Board’s ongoing efforts to evaluate and pursue opportunities that enhance shareholder value.” Building on the achievements realized over the past three years, the planned separation will unlock value for shareholders as well as create opportunities for both new businesses to thrive by: • Equipping each to be faster and more aggressive in pursuing opportunities that strengthen their competitive positions. • Forming world-class management teams focused on creating greater strategic flexibility and focus so that each business can invest in and pursue its operational and financial goals. • Enabling each company to be more agile and attract a shareholder base aligned with its growth prospects and financial profiles. Streaming & Studios With best-in-class creative capabilities and an unmatched library of beloved IP, Streaming & Studios will be one of the world’s greatest storytelling companies. The company will be comprised of Warner Bros. Television, Warner Bros. Motion Picture Group, DC Studios, HBO and HBO Max (including its international sports offering), Warner Bros. Games, Tours, Retail and Experiences, as well as studio production facilities in Burbank and Leavesden. Streaming & Studios will have dynamic and sustainable revenue, profit and free cash flow growth. The company will focus on continuing to scale HBO Max, which is now in 77 markets with important new market launches planned for 2026, and build on its global momentum, investing in HBO’s world-class programming which differentiates and drives the platform, and prioritizing the operating principles that have put the Studios on a path back to their target of at least $3 billion in annual adjusted EBITDA. Global Networks Global Networks will encompass a powerful and preeminent global portfolio of entertainment, sports and news television networks and brands as well as their digital products. Today, these assets reach 1.1 billion unique viewers in 68 languages across 200 countries and territories, while operating with industry-leading margins and robust free cash flow conversion. As a worldwide leader in live television, Global Networks will have the expertise, reach and ongoing financial profile to pursue opportunities such as investing in international growth opportunities, elevating its live content offerings in sports and news, and growing digital extensions of its strong network brands, such as Discovery+, B/R, and CNN’s new streaming offering. Transaction Details, Capital Structure and Timing Warner Bros. Discovery intends to separate the businesses in a tax-free manner for U.S. federal income tax purposes. The companies plan to implement arm’s length transition services and commercial agreements post-separation to facilitate the transition and maintain continued operational efficiencies.

Each company will have well-capitalized structures to support their businesses. In a separate press release today, Warner Bros. Discovery announced the commencement of tender offers and related consent solicitations across its existing capital structure to enhance its debt portfolio, which will be funded by a committed bridge facility of $17.5 billion provided by J.P. Morgan. The bridge facility is expected to be refinanced prior to the separation. Both companies will have a clear path to de-leveraging with significant cash flow and strong liquidity through cash and revolver availability. In addition, Global Networks will hold up to a 20% retained stake in Streaming & Studios that it will plan to monetize in a tax-efficient manner to enhance the de- leveraging of its balance sheet. The separation is expected to be completed by mid-2026, subject to closing and other conditions, including final approval by the Warner Bros. Discovery Board, receipt of tax opinions and/or a private letter ruling from the Internal Revenue Service with respect to the tax-free nature of the transaction for U.S. federal income tax purposes, and market conditions. J.P. Morgan and Evercore are serving as financial advisors to Warner Bros. Discovery and Kirkland & Ellis LLP is serving as legal counsel. Webcast The Company will conduct a conference call today at 8:30 a.m. ET to discuss the contents of this release. A link to the live webcast of the conference call is available in the “Investor Relations” section of the Company’s website at https://ir.wbd.com/. Forward Looking Statements Information set forth in this communication constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward- looking statements are based on current expectations, forecasts, and assumptions that involve risks and uncertainties and on information available to Warner Bros. Discovery as of the date hereof. Forward-looking statements include, without limitation, statements about the benefits of the separation, including future financial and operating results, the future company plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of WBD’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the abandonment of the separation or pursuit of a different structure; risks that any of the conditions to the separation may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed separation is not obtained; risks related to potential litigation brought in connection with the separation; uncertainties as to the timing of the separation; risks and costs related to the separation, including risks relating to changes to the configuration of WBD’s existing businesses; the risk that implementing the separation may be more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of WBD and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the separation; failure to realize the benefits expected from the separation; the final terms and conditions of the separation, including the terms of any ongoing commercial agreements and arrangements between Streaming & Studios and Global Networks following such separation; the relationship between Streaming & Studios and Global Networks following the separation; the nature and amount of any indebtedness incurred by Streaming & Studios and Global Networks; effects of the announcement, pendency or completion of the separation on the ability of WBD to retain and hire key personnel and maintain relationships with its suppliers, and on its operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on WBD as it implements separation; risks related to obtaining permanent financing to refinance the bridge facility on favorable terms in a timely manner or at all; and risks related to the tender offers and consent solicitations, including that the conditions to completion of the tender offers and consent solicitations, and funding under the bridge facility, are not satisfied. WBD's actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the separation, tender offers and consent solicitation. Discussions of additional risks and uncertainties are contained in WBD’s filings with the Securities and Exchange Commission, including but not limited to WBD’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. WBD is not under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Additional Information about the Tender Offers and Consent Solicitations and Where to Find it This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities. The tender offers and related consent solicitations referred to in this communication are being made only by, and pursuant to the terms of, the Offer to Purchase and Consent Solicitation Statement, dated June 9, 2025 (the “Offer to Purchase and Consent Solicitation Statement”). The Offer to Purchase and Consent Solicitation Statement will be sent to registered holders of such debt securities and be posted online at www.dfking.com/WBD. The information contained in, or that can be accessed through this website is not a part of, or incorporated by reference herein. The tender offers and consent solicitations do not constitute an offer to buy or the solicitation of an offer to sell securities in any jurisdiction in which such offer or solicitation is unlawful. Source: Warner Bros. Discovery, Inc.

Contacts Investor Contact: Investor.Relations@wbd.com 212-548-5882 Media Contacts: Robert Gibbs Robert.Gibbs@wbd.com 347-268-3017 Megan Klein Megan.Klein@wbd.com 310-210-5018